SUPPLEMENT TO PROSPECTUSES OF
                         EVERGREEN DOMESTIC GROWTH FUNDS


I.   Evergreen Fund, Evergreen Tax Strategic Equity Fund

     Effective August 2, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

     Evergreen Fund, Evergreen Tax Strategic Equity Fund

     Jean Ledford and Richard Welsh became co-managers of the Fund in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of EAMC in August 1999. From February 1997 until she joined EAMC, Ms. Ledford was a portfolio manager at American Century Investments (American Century). From 1980 until she joined American Century, Ms. Ledford was an investment director at the State of Wisconsin Investment Board.

     Richard Welsh joined EAMC as Senior Vice President and portfolio manager in August 1999. Prior to joining EAMC, he was, for five years, a portfolio manager and analyst at American Century.

July 12, 1999


II.  Evergreen Stock Selector Fund

     Effective October 4, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

     Evergreen Stock Selector Fund

     Jay Zelko, Eric M. Teal and Timothy M. Stevenson, CFA, have been co-managers of the Fund since October 1999. Mr. Zelko joined FUNB in April 1994 and is an equity portfolio manager within MIC who maintains sector analytical and portfolio management responsibilities. Mr. Zelko has been affiliated with MIC as a portfolio manager since June 1999.

     Mr. Teal joined First Union National Bank (FUNB) in September 1993 as an investment officer and has been Vice President and quantitative equity analyst since September 1997. Currently, Mr. Teal heads the Quantitative Analysis/Portfolio Management Unit within FUNB. He is also responsible for equity quantitative management for the Evergreen Select Equity Funds. Mr. Teal has been affiliated with MIC as a portfolio manager since October 1999.

     Mr. Stevenson has been an investment professional since August 1981 and joined FUNB in November 1994 as a Senior Vice President and portfolio manager. He has been affiliated with MIC as a portfolio manager since October 1999.

October 11, 1999


III. Evergreen Fund

     The second paragraph of the Fund's "Investment Strategy," as referenced under the section of the prospectus entitled "FUND RISK/RETURN SUMMARIES," is restated in its entirety as follows:

           The Fund  invests  primarily  in the  common  stocks  of  large  U.S.
           companies. The Fund's portfolio managers select stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies which the Fund's portfolio managers believe are undervalued. Other equity securities in which the Fund may invest include preferred stocks and securities convertible into common stocks.


December 14, 1999                                                 551633   12/99